UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: July 1, 2006
                        (Date of earliest event reported)

                               DIRECT INSITE CORP.
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                0-20660                 11-2895590
           ---------                -------                 ----------
  (State or other Jurisdiction  (Commission File           (IRS Employer
------------------------------   ---------------           -------------
       of Incorporation)            Number)            Identification Number)
       ----------------             ------             ---------------------


                  80 Orville Drive, Bohemia, NY               11716
                  -----------------------------               -----
           (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code (631) 244-1500
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Mr. Robert Carberry has announced that he will retire as President of the Company effective July 1, 2006. He will continue as a consultant to the Company through December 31, 2008.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIRECT INSITE CORP.

                                        By:  /s/Michael J. Beecher
                                             ------------------------
                                                Michael J. Beecher
                                              Chief Financial Officer


Dated:  July 7, 2006